                             [CARDINAL GROUP LOGO]

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
                     CARDINAL TAX EXEMPT MONEY MARKET FUND
                               THE CARDINAL FUND
                        CARDINAL AGGRESSIVE GROWTH FUND
                             CARDINAL BALANCED FUND
                      CARDINAL GOVERNMENT OBLIGATIONS FUND

                            [THE OHIO COMPANY LOGO]

                                                                          (LOGO)

                                        155 E. Broad St.    Columbus, Ohio 43215

New Accounts and
General Information:
(614) 464-5511
(800) 282-9446

THE CARDINAL GROUP
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TABLE OF CONTENTS
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                  Message from the Chairman and the President
                                     Page 1

                   Message from the Chief Investment Officer
                                     Page 3

               Portfolio Managers' Discussion of Fund Performance
                                     Page 5

                          Independent Auditors' Report
                                    Page 14

                      Statements of Assets and Liabilities
                                    Page 15

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 19

                           Statements of Investments
                                    Page 24

                         Notes to Financial Statements
                                    Page 32

                              Financial Highlights

THE CARDINAL GROUP
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MESSAGE FROM THE CHAIRMAN AND THE PRESIDENT
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DEAR SHAREHOLDERS:

We are pleased to present The Cardinal Group's Annual Report for the fiscal year ended September 30, 1996. This report provides an overview of the markets, a review of each fund's activity, the performance for the year and updated financial information.

Over the past year, a number of significant changes were made in the operations of The Cardinal Group. These events were designed to enhance the attractiveness of your investment and to attract new shareholders. Throughout this period, we maintained our focus on achieving the investment objectives set forth in each fund's prospectus.

     PORTFOLIO MANAGEMENT CHANGES

     In January 1996, John Bevilacqua assumed responsibility for the investment management of The Cardinal Fund. John brings over twenty years of investment experience to the management of the Fund.

     In April 1996, The Ohio Company named Harold "Chip" Elliott, Vice President and Chief Investment Officer. Chip comes to The Ohio Company with a variety of prior experiences during his twenty-eight year investment career. In July 1996, Chip assumed responsibility for the investment management of Cardinal Aggressive Growth Fund.

     In January 1996, John R. Carle and David C. Will assumed the investment management of Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund, respectively.

     REORGANIZATION

     Earlier this year, shareholders of The Cardinal Fund Inc., Cardinal Government Obligations Fund, Cardinal Government Securities Trust and Cardinal Tax Exempt Money Trust approved a Plan of Reorganization aimed at streamlining operations and improving efficiencies. As a result of this Reorganization, we are beginning to realize cost savings through the elimination of future Annual Meeting expenses, a reduction in certain printing and mailing expenditures, lowering of regulatory filing expenses and a reduction of professional and other fees.

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THE CARDINAL GROUP
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MESSAGE FROM THE CHAIRMAN AND THE PRESIDENT (CONTINUED)
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     NEW NAMES

     Following the Reorganization, certain Cardinal Funds underwent name changes. The new names are more accurate and concise and are as follows:

     Old Name/Designation                         New Name/Designation
     Cardinal Family of Funds                     The Cardinal Group
     The Cardinal Fund Inc.                       The Cardinal Fund
     Cardinal Government Securities Trust         Cardinal Government Securities Money Market Fund
     Cardinal Tax Exempt Money Trust              Cardinal Tax Exempt Money Market Fund
     Cardinal Government Obligations Fund         Cardinal Government Obligations Fund

Thank you for your investment in The Cardinal Group. We remain dedicated to providing you with attractive investments and quality services that will meet your needs in the years to come.

Sincerely,

/s/ H. KEITH ALLEN                /s/ FRANK W. SIEGEL
-------------------------         ----------------------------
H. Keith Allen                    Frank W. Siegel, CFA
Chairman                          President

THE CARDINAL GROUP
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MESSAGE FROM THE CHIEF INVESTMENT OFFICER
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DEAR SHAREHOLDERS:

The fiscal year ended September 30, 1996, was another good one for most investors. As a result of the continuing positive environment of moderate economic growth, low inflation, growing corporate profits and reasonably stable interest rates, stock prices rose by almost 18% (S&P 500 Index 18.2%) and bonds provided positive returns as evidenced by the return of 5.1% on the Lehman Brothers Government/Corporate bond index.

INTEREST RATES, THE FED AND THE BOND MARKET

While the entire fiscal year was positive, market action was not as "smooth" as one would wish. During the first half of the year yields on short and intermediate maturity bonds actually declined modestly or were essentially unchanged while yields on long maturity bonds rose slightly. During the later half of the year interest rates on virtually all types and qualities of bonds rose between one-quarter and one-half percent.

The reason for the increase in yields was strong economic growth in the first calendar quarter of 1996, a rise in some commodity prices, the fear that these combined actions would result in higher levels of inflation (which did not occur), and an eventual Fed tightening. By late summer economic activity began to moderate, inflation fears cooled, the Fed did not increase rates (which we correctly anticipated) and thus the bond market rallied.

CORPORATE PROFITS, THE FED, THE STOCK MARKET AND RECORD HIGHS

During the first half of the fiscal year the economy grew, interest rates were "flat" to down and inflation was benign. That environment combined with growth in corporate profits, and substantial flows of cash into equity mutual funds provided just the right "diet" of strong fundamentals to grow equity values and generate price appreciation of the S&P 500 of 10.9%. From late September 1995, through late March 1996, the stock market reached new highs almost daily.

The second six months of the year were different. Like the bond market, the stock market too was affected by concerns of an over-heating economy, inflation and fear that the Fed would increase interest rates. As a result, volatility increased during the April to September period, caused a rather dramatic decline in July and generally was the basis for a good deal of investor concern. As the summer progressed, however, a slowing economy, lack of action by the Fed, and positive profit announcements by corporations again pushed stock prices to record levels.

WHAT WILL THE FUTURE BRING?

Looking forward into 1997 and beyond we see a continuation of positive economic, inflation and demographic trends which should have positive implications for all financial markets. Moderate economic growth creates opportunities for corporate profit growth (critical to stock valuations) while low inflation creates the opportunity for stable to declining interest rates (critical to both stock and bond valuations).

THE CARDINAL GROUP
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MESSAGE FROM THE CHIEF INVESTMENT OFFICER (CONTINUED)
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This combination plus the continued demand for both stocks and bonds as a result of a population with more resources to save and invest is in part the basis for our optimism. The increased competitiveness of U.S. business and the improving financial condition of the U.S. government is further "ammunition".

While optimistic about the short and longer term outlook, we are not unrealistically bullish. With an important U.S. election to digest and an anticipated economic recovery taking place in Europe and Japan, the demand for capital and other resources will at times alter the perception and perhaps the reality of the economic/financial landscape and may require reevaluation. These are factors that we monitor daily and if necessary, alter our suggested asset allocations, bond maturities or stock selection criteria to reflect fundamental change. Currently we remain optimistic.

Harold C. Elliott
Chief Investment Officer
The Ohio Company

THE CARDINAL GROUP
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CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1996, the Cardinal Government Securities Money Market Fund produced a total return of 4.70%. The fund, which invests in repurchase agreements and other short-term obligations of the U.S. Government and its agencies, is designed to provide monthly income from a high quality and liquid investment portfolio.

WHAT WAS THE MONEY MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

Money market interest rates remained at higher than expected levels in response to actual and anticipated efforts of the Federal Reserve to tighten credit availability in an economy that continually gained strength throughout much of our fund's fiscal year.

WHAT IS THE OUTLOOK FOR THE COMING YEAR?

A slowing economy should bring somewhat lower interest rates in the coming months.

As portfolio manager of Cardinal Government Securities Money Market Fund, John
R. Carle, CFA, is responsible for the day-to-day management of the fund's portfolio. Mr. Carle has 29 years of investment experience and has been portfolio manager for the fund since January 1, 1996.

--------------------------------------------------------------------------------
CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1996, Cardinal Tax Exempt Money Market Fund produced a total return of 2.67%. The fund had a current average maturity of 54 days as of September 30, 1996. Many of the bonds in the portfolio are credit enhanced, meaning they are insured or backed by an irrevocable bank letter of credit.

During the past six months the strategy in managing this fund has been to modestly increase maturity to preserve yields in an anticipated declining interest rate environment.

Since January 1, 1996, Cardinal Tax Exempt Money Market Fund has been managed by David C. Will, who holds a bachelor's degree in Finance from Franklin University and has 25 years of experience in portfolio management.

THE CARDINAL GROUP
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THE CARDINAL FUND
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The fiscal year ended September 30, 1996, started strong and continued that way through most of the twelve month period. Although not without the usual peaks and troughs, the market pursued its forward path and again rose to record levels. The strongest advance came in the January-February time period, while the most difficult time of our fiscal year was the June-July retracement.

HOW WOULD YOU ASSESS YOUR PERFORMANCE FOR THE YEAR?

We are pleased to report a double digit investment return in The Cardinal Fund for the second consecutive year. Our strategies, which resulted in a total return, exclusive of the sales charge, of 17.96% enabled The Cardinal Fund to be ranked in the upper 50% of comparable funds by the Lipper Analytical Services, for the period ended September 30, 1996. This return was quite good from both an absolute and relative standpoint, but our goal is to consistently rank above the majority of similar investment funds.

WHAT IS YOUR STRATEGY FOR STOCK SELECTION?

The Cardinal strategy has been one of continued participation in the advance, by maintaining a near fully invested position throughout the year. We have pursued an investment theme of acquiring stocks of companies with strong management teams, valued products/services, superior distribution avenues and, where possible, global acceptance of product primarily through brand name recognition and a top tier market share. Also, the portfolio is positioned in stocks of companies that are/or will be beneficiaries of re-engineering efforts occurring on a world wide basis by many of today's top corporations.

WHAT AREAS OF THE MARKET PERFORMED WELL, AND WHERE DO YOU CURRENTLY SEE VALUE?

In viewing the portfolio one should note that The Cardinal Fund has significant exposure in the TECHNOLOGY sector of the market. Companies such as Intel, Microsoft, Compaq Computers, Gateway 2000 and Tellabs are but a few of the companies that are participants in technological advancements and beneficiaries of corporate productivity enhancements. This is an ongoing process in today's global business environment. Also, the HEALTH CARE sector of the market is one we believe will be of value to investors as the demographics of our society move toward a more mature age group and have a need for more health care products and medication. Participation in companies such as Merck, Pfizer, Johnson & Johnson and Boston Scientific are some of the issues we have invested in to generate focus in this area of the market. Finally, the FINANCIAL SERVICES sector has been an area of primary focus for our fund and one that has given above market performance for most of the year. The lower interest rate environment, which we have been espousing, combined with further consolidation in the industry, has made for attractive returns in this group with very moderate levels of risk.

THE CARDINAL GROUP
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THE CARDINAL FUND (CONTINUED)
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook moving forward continues to be positive. We expect interest rates to remain stable with a strong possibility of heading lower as we move into next year. This should provide an opportunity for well managed companies to continue to enhance earnings and create an environment to maintain or expand their respective market share positions. Barring signs of prolonged economic weakness, and/or rising interest rates, we expect to remain fully invested in diversified sectors of the economy which meet the standards we have adopted and implemented as a part of our overall strategy.

As of September 30, 1996, the fund's top five holdings were General Electric (4.78%), Texaco (3.45%), Cincinnati Financial (3.25%), Royal Dutch Petroleum (3.07%), and Mobil (2.93%).

John Bevilacqua assumed the management of The Cardinal Fund on January 1, 1996. He has in excess of 21 years of investment experience. He received his MBA from Xavier University and Bachelors of Science from Franklin University.

                                                                                               The Cardinal Fund
                                                                                                Average Annual
                                                                                          Total Return as of 9/30/96*
                                                                                             One Year       12.65%
                                                                                             Five Year      10.48%
                                                                                             Ten Year       10.86%

                         GROWTH OF A $10,000 INVESTMENT

              Measurement Period
            (Fiscal Year Covered)                    Cardinal Funds                  S&P
9/86                                                                9550                     10000
9/87                                                               11938                     14340
9/88                                                               11524                     12562
9/89                                                               14004                     16695
9/90                                                               12177                     15142
9/91                                                               16261                     19851
9/92                                                               18708                     22035
9/93                                                               20014                     24899
9/94                                                               20691                     25821
9/95                                                               23753                     33464
9/96                                                               28029                     39537

                 --The CARDINAL FUND* ------S&P 500 Stock Index

The performance of The Cardinal Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------

* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL AGGRESSIVE GROWTH FUND
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For the year ended September 30, 1996, Cardinal Aggressive Growth Fund produced a total return, exclusive of the sales charge, of -1.13%. As a basis of comparison the Russell 2000 Index of smaller capitalization companies achieved a total return of 12.5%.

Cardinal Aggressive Growth Fund is managed by Harold C. Elliott. Mr. Elliott who took over management of this fund in mid-July of this year holds an MBA from Xavier University and a bachelor's degree in Finance and Marketing from The University of Cincinnati; has more than 20 years experience in the investment business and is currently the Chief Investment Officer for The Ohio Company.

DESCRIBE THE FUND'S FISCAL YEAR PERFORMANCE AND YOUR ASSESSMENT OF THAT PERFORMANCE.

The significant underperformance of this or any Cardinal Fund is unacceptable and requires immediate attention. To this end, action was taken to introduce a new manager to the fund, further diversify the portfolio to help moderate volatility and continue to strengthen the underlying fundamentals of the portfolio through investment in even stronger companies. Between the time that these changes were made in mid-July and the end of the fiscal year the performance of this fund has improved.

WHICH SECTORS OF THE PORTFOLIO HELPED OR HINDERED PERFORMANCE AND DO YOU ANTICIPATE ANY CHANGES?

Investment in technology, specifically semiconductor and related companies negatively impacted performance. The relatively small exposure to healthcare and financial services provide the few positive aspects of performance.

DESCRIBE YOUR PHILOSOPHY AND STRATEGY IN MANAGING THE CARDINAL AGGRESSIVE GROWTH FUND.

The objective of Cardinal Aggressive Growth Fund is superior investment results through investment in the stocks of small and mid-size companies. Historically, investment in these types of companies has resulted in investment results that averaged a compound rate of return 2% better than that of the Standard & Poors 500 stock index. The reason for this superior performance is generally associated with the fact that these smaller companies can pursue niche markets; can focus 100% of their attention on one or a limited number of products or services; the fact that their managements are very entrepreneurial, work very close to "the production floor" and have a good deal of their own net-worth invested in the company. Thus the need to succeed is critical. In addition smaller companies are often not as encumbered by government regulation and are often targets of take-overs.

With respect to the stock selection process, the objective is to build a reasonably diversified portfolio of companies with the ability to "grow" their revenues and earnings consistently and at above average rates, enjoy positive cash flow, produce unique and value added products and/or services, and enjoy above average margins and return on equity.

Generally the companies that pass the "tests" described above are technology (in the broadest sense), health care, and/or consumer staple oriented.

THE CARDINAL GROUP
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CARDINAL AGGRESSIVE GROWTH FUND (CONTINUED)
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WHAT IS THE OUTLOOK FOR THE FUND FOR THE FORESEEABLE FUTURE?
As described in the introduction of this report, we believe that the overall environment for financial assets remains quite positive due to the expectation for continued, but subdued economic growth, low inflation and stable interest rates. In this environment smaller, primarily domestic and growth oriented companies should do relatively better than most because they are better insulated from general economic trends. Also, because these companies tend to focus on a limited number of (new) products or services they are in effect creating new markets that, while more modest in size, tend to grow much faster. We believe the valuations of these types of companies remain modest and will provide superior performance.

                                                                                                Cardinal Aggressive
                                                                                                Growth Fund Average
                                                                                        Annual Total Return as of 9/30/96*
                                                                                            One Year             -5.58%
                                                                                            Since Inception
                                                                                            (6/24/93)             4.98%

              Measurement Period                   Cardinal Aggressive
            (Fiscal Year Covered)                      Growth Fund              Russell 2000
6/30/93                                                             9550                     10000
9/93                                                                9999                     10870
9/94                                                                9525                     11163
9/95                                                               11849                     13776
9/96                                                               11719                     15543

The performance of Cardinal Aggressive Growth Fund is measured against the Russell 2000 Stock Index, an unmanaged index generally considered to be representative of the U.S. smaller capitalization stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------

* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
For the year ended September 30, 1996, Cardinal Balanced Fund achieved a total return, exclusive of the sales charge, of 10.26%.

Since October 1, 1996, Cardinal Balanced Fund has been managed by David C. Will and Joseph A. Miner, C.F.A. Mr. Will, who holds a bachelor's degree in Finance from Franklin University, has 25 years of experience in portfolio management. Mr. Miner, who holds a bachelor's degree in Banking and Finance from Wheeling Jesuit College, has 15 years of experience in financial analysis and portfolio management.

HOW DID THE MIXTURE OF STOCKS AND BONDS CHANGE DURING THIS PERIOD?

For the twelve month period ended September 30, 1996 asset mix changed little. Our outlook has been and continues to be positive for financial assets, especially stocks, so the Balanced Fund has had a weighting of 55% common stock and/or securities convertible into common stock with 40-45% of the portfolio in bonds and the balance in money market funds for liquidity and investment opportunities.

HOW WOULD YOU ASSESS THE PERFORMANCE OF THE BALANCED FUND?

While investment results were quite strong on an absolute basis, we were not fully satisfied with the fund's performance from a relative standpoint.

During the first six months of the fiscal year, the Balanced Fund underperformed its benchmarks. This relative underperformance was concentrated in the common stock portion of the portfolio and was due to being concentrated in certain economic sectors. Since that time steady progress has been made to further diversify the equity portion and to enhance the "internal dynamics" of the equity portfolio by investing in companies where revenue, earnings and dividend growth are more assured.

WHAT STOCKS HAVE BEEN THE STRONGEST?

Monsanto has been a strong performer over the past year. The company is a large chemical company that has diversified into agricultural herbicides, seed development, and pharmaceutical products. Tribune Company has been an excellent performing stock. The company continues to expand from a strong base in newspaper publishing into television broadcasting and educational products. American Express too has been a good performer for the fund. This company has above average potential for good earnings growth, due to its involvement in consumer finance services. The stock also has an above average dividend yield.

WHAT IS OUR OUTLOOK FOR THE FUND?

We continue to expect the economy to show a moderate rate of growth as we head into 1997. Inflation should be well behaved due to increasing price competition in all end-user markets and further improvement in productivity gains. We believe this outlook will be favorable for the performance for both stocks and bonds due to our expectation that interest rates will decline from here.

THE CARDINAL GROUP
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CARDINAL BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                               Cardinal Balanced Fund
                                                                                                   Average Annual
                                                                                            Total Return as of 9/30/96*
                                                                                             One Year             5.30%
                                                                                             Since Inception
                                                                                             (6/24/93)            8.26%

         Measurement Period            Cardinal Balanced
       (Fiscal Year Covered)                  Fund                 S&P           Lehman Government
6/30/93                                              9550                10000                10000
9/93                                                 9664                10260                10230
9/94                                                 9720                10640                10056
9/95                                                11741                13789                11504
9/96                                                12951                16292                12022

The performance of Cardinal Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, and the Lehman Brothers Govt./Corp. Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results.

For the period ended September 30, 1995 reported in last year's annual report, the comparative index used in this presentation was a calculated index representing the sum of 30% of the S&P 500 Index, 50% of the Lehman Brothers Govt./Corp. Bond Index, and 20% of the U.S. Treasury Bill return, all of which are considered to be broad-based market indices. Management believes that the two separate broad-based indices reflected in the graph above represents a more meaningful presentation.

---------------

* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1996, Cardinal Government Obligations Fund, which invests in a portfolio of U.S. Government agency securities, earned a total return, exclusive of the sales charge, of 6.04%.

The fund is managed by John R. Carle, CFA, who has 29 years of securities investment experience and has managed the fund since its inception in February, 1986.

HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE?

The fund's performance over the past 12 months has been excellent as the fund's returns ranked second among the 52 funds included in the Lipper universe of Ginnie Mae funds (mutual funds investing primarily in securities issued by The Government National Mortgage Association (GNMA)). The average fund of this group produced a 4.45% total return compared to the Cardinal Government Obligations Fund's return, exclusive of the sales charge, of 6.04%. For the past three years the fund ranks sixth when compared to this peer group.

WHAT WAS YOUR STRATEGY DURING THE PAST 12 MONTHS?

The strategy for most of the past 12 months has been to maintain an average-life in the fund's portfolio that was shorter than the peer group. This strategy turned out to be the correct approach as the fixed income markets lost value during a good part of the past 12 months. The shorter life of the portfolio allowed the fund to maintain its relative value in the face of some very difficult market conditions.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

Currently, we see a slowing domestic economy which should help the fixed-income markets. In anticipation of the slowing, we have increased the life of the portfolio in an effort to more fully participate in an improving market environment. This action has modestly increased yields.

THE CARDINAL GROUP
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CARDINAL GOVERNMENT OBLIGATIONS FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                    Cardinal
                                                                                          Government Obligations Fund
                                                                                                 Average Annual
                                                                                          Total Return as of 9/30/96*
                                                                                              One Year       1.27%
                                                                                              Five Year      5.10%
                                                                                              Ten Year       7.05%

      Measurement Period           Cardinal
    (Fiscal Year Covered)         Government        Salomon
9/86                                      9550           10000
9/87                                      9628           10190
9/88                                     10874           11718
9/89                                     11832           13008
9/90                                     13018           14295
9/91                                     14721           16625
9/92                                     16026           18487
9/93                                     16800           19763
9/94                                     16755           19565
9/95                                     18648           22207
9/96                                     19767           23508

The performance of Cardinal Government Obligations Fund is measured against the Salomon Mortgage Index, an unmanaged broad-based index generally considered to be representative of GNMA/mortgage-backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------

* Reflects 4.50% sales charge.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Cardinal Group:

We have audited the accompanying statements of assets and liabilities of The Cardinal Group -- Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund, and Cardinal Government Obligations Fund, including the statements of investments, as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of The Cardinal Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Cardinal Group at September 30, 1996, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
November 15, 1996

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                      CARDINAL
                                                                     GOVERNMENT      CARDINAL
                                                                     SECURITIES     TAX EXEMPT
                                                                    MONEY MARKET   MONEY MARKET
                                                                        FUND           FUND
                                                                    ------------   ------------
ASSETS:
Investments in securities at amortized cost.......................    $497,155       $ 60,084
Cash..............................................................         143              7
Interest receivable...............................................       3,239            261
Receivable for investment securities sold.........................           0          1,600
Receivable for Fund shares sold...................................           0              1
Other assets (note 5).............................................         312             52
Deferred organizational cost......................................         160             27
                                                                      --------       --------
            Total assets..........................................     501,009         62,032
                                                                      --------       --------
LIABILITIES:
Payable for investment securities purchased.......................      20,000          1,700
Payable for Fund shares redeemed..................................       2,750            348
Payable for shareholder distributions.............................          17              7
Accrued investment management, accounting and transfer agent fees
  (note 4)........................................................         285             36
Other accrued expenses............................................          82             26
                                                                      --------       --------
            Total liabilities.....................................      23,134          2,117
                                                                      --------       --------
Commitments and contingencies (note 5)

NET ASSETS:
Paid in capital...................................................     477,875         59,915
Accumulated net realized loss on investments......................        (312)             0
Undistributed net investment income...............................         312              0
                                                                      --------       --------
            Total net assets......................................    $477,875       $ 59,915
                                                                      ========       ========
Outstanding shares of beneficial interest.........................     477,875         59,915
                                                                      ========       ========
NET ASSET VALUE PER SHARE.........................................       $1.00          $1.00
                                                                      ========       ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                CARDINAL                    CARDINAL
                                                               AGGRESSIVE     CARDINAL     GOVERNMENT
                                              THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                  FUND            FUND          FUND          FUND
                                              ------------     ----------     --------     ----------
ASSETS:
Investments in securities, at value (cost
  $170,743, $8,728, $12,708, and $141,941)..    $228,493         $9,685       $14,181       $142,240
Cash........................................          45             49            99             71
Dividends and interest receivable...........         602              3            79            910
Receivable for investment securities sold...       2,782              0             0              0
Receivable for Fund shares sold.............         140             41            16             71
Other assets (note 5).......................         110              6             5            109
Deferred organizational cost................          62             19            20             38
                                                --------         ------       -------       --------
          Total assets......................     232,234          9,803        14,400        143,439
                                                --------         ------       -------       --------
LIABILITIES:
Payable for investment securities
  purchased.................................       2,056              0             0          9,327
Payable for Fund shares redeemed............         543             40            17            342
Payable for shareholder distributions.......           0              0             0            355
Accrued investment management, accounting
  and transfer agent fees (note 4)..........         129             10            11             76
Call options written, at market.............         408             57             0              0
Other accrued expenses......................          56             27            27             41
                                                --------         ------       -------       --------
          Total liabilities.................       3,192            134            55         10,141
                                                --------         ------       -------       --------
Commitments and contingencies (note 5)
NET ASSETS:
Paid in capital.............................     151,520          8,852        12,109        154,038
Accumulated net realized gain (loss) on
  investments...............................      19,716              0           763        (21,038)
Undistributed net investment loss...........           0           (132)            0              0
Unrealized gain on investments..............      57,806            949         1,473            298
                                                --------         ------       -------       --------
          Total net assets..................    $229,042         $9,669       $14,345       $133,298
                                                ========         ======       =======       ========
Outstanding shares of beneficial interest...      17,438            855         1,210         16,557
                                                ========         ======       =======       ========
NET ASSET VALUE PER SHARE...................      $13.13         $11.31        $11.86          $8.05
                                              ============       ======     =========    ============

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1996

                                                            CARDINAL
                                                           GOVERNMENT               CARDINAL
                                                           SECURITIES              TAX EXEMPT
                                                          MONEY MARKET            MONEY MARKET
                                                              FUND                    FUND
                                                      ---------------------     -----------------
INVESTMENT INCOME:
Interest............................................         $26,454                 $ 2,389
                                                         -----------                --------
EXPENSES:
Investment management fees (note 4).................           2,408                     338
Transfer agent fees and expenses (note 4)...........             993                      75
Accounting fees (note 4)............................              67                      18
                                                         -----------                --------
          Total affiliated expenses.................           3,468                     431
                                                         -----------                --------
Custodian fees......................................              35                      15
Professional fees...................................              75                      46
Reports to shareholders.............................             103                      30
Trustees' fees......................................              31                      10
Registration fees...................................              45                      31
Other expenses......................................             107                      23
Amortization of deferred organizational cost (note
  2)................................................              14                       2
                                                         -----------                --------
          Total non-affiliated expenses.............             410                     157
                                                         -----------                --------
          Total expenses............................           3,878                     588
                                                         -----------                --------
          Net increase in net assets from
            operations..............................         $22,576                 $ 1,801
                                                         ===========                 =======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1996

                                                                CARDINAL                    CARDINAL
                                                               AGGRESSIVE     CARDINAL     GOVERNMENT
                                              THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                  FUND            FUND          FUND          FUND
                                              ------------     ----------     --------     ----------
INVESTMENT INCOME:
Dividends...................................     $ 5,467         $   23        $  316        $     0
Interest....................................         621             19           437         11,713
                                                 -------          -----        ------        -------
          Total income......................       6,088             42           753         11,713
                                                 -------          -----        ------        -------
EXPENSES:
Investment management fees (note 4).........       1,248             74           109            716
Shareholder service fees (note 4)...........         227             22            33            138
Transfer agent fees and expenses (note 4)...         223             25            23            152
Accounting fees (note 4)....................          18              3             5             39
Expenses voluntarily waived (note 4)........        (227)           (22)          (33)          (138)
                                                 -------          -----        ------        -------
          Total affiliated expenses.........       1,489            102           137            907
                                                 -------          -----        ------        -------
Custodian fees..............................          26              7            11             45
Professional fees...........................          64             27            28             55
Reports to shareholders.....................          48             25            22             35
Trustees' fees..............................          17              4             4             13
Registration fees...........................          22             15            17             24
Other expenses..............................          47              4            10             35
Amortization of deferred organizational cost
  (note 2)..................................           5             10             9              3
                                                 -------          -----        ------        -------
          Total non-affiliated expenses.....         229             92           101            210
                                                 -------          -----        ------        -------
          Total expenses....................       1,718            194           238          1,117
                                                 -------          -----        ------        -------
          Net investment income (loss)......       4,370           (152)          515         10,596
                                                 -------          -----        ------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from security
  transactions..............................      35,032             77           856         (1,240)
Increase (decrease) in unrealized gain on
  investments...............................      (1,098)           (63)           47           (826)
                                                 -------          -----        ------        -------
          Net realized gain (loss) and
            increase in unrealized gain
            (loss) on investments...........      33,934             14           903         (2,066)
                                                 -------          -----        ------        -------
          Net increase (decrease) in net
            assets from operations..........     $38,304          $(138)       $1,418       $  8,530
                                                 =======          =====        ======       ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                         CARDINAL
                                                        GOVERNMENT                   CARDINAL
                                                        SECURITIES                  TAX EXEMPT
                                                       MONEY MARKET                MONEY MARKET
                                                           FUND                        FUND
                                                --------------------------     ---------------------
                                                   1996            1995          1996         1995
                                                -----------     ----------     --------     --------
FROM OPERATIONS:
Net investment income.........................  $    22,576     $   20,010     $  1,801     $  2,043
                                                -----------     ----------     --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders...........      (22,576)       (20,010)      (1,801)      (2,043)
                                                -----------     ----------     --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares.............    1,272,767      1,052,266      159,477      154,643
Reinvestment of distributions to
  shareholders................................       22,143         19,567        1,700        1,917
Cost of fund shares redeemed..................   (1,262,409)      (993,975)    (166,042)    (172,311)
                                                -----------     ----------     --------     --------
     Increase (decrease) in net assets from
       capital share transactions.............       32,501         77,858       (4,865)     (15,751)
                                                -----------     ----------     --------     --------
     Net increase (decrease) in net assets....       32,501         77,858       (4,865)     (15,751)
NET ASSETS -- beginning of period.............      445,374        367,516       64,780       80,531
                                                -----------     ----------     --------     --------
NET ASSETS -- end of period...................  $   477,875     $  445,374     $ 59,915     $ 64,780
                                                ============    ==========     =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                                 CARDINAL AGGRESSIVE
                                                         THE CARDINAL FUND           GROWTH FUND
                                                       ---------------------     -------------------
                                                         1996         1995        1996        1995
                                                       --------     --------     -------     -------
FROM OPERATIONS:
Net investment income (loss).........................  $  4,370     $  6,723     $  (152)    $   (86)
Net realized gain from security transactions.........    35,032       17,719          77         999
Increase (decrease) in unrealized gain on
  investments........................................    (1,098)       8,122         (63)      1,158
                                                       --------     --------     -------     -------
  Net increase (decrease) in net assets from
     operations......................................    38,304       32,564        (138)      2,071
                                                       --------     --------     -------     -------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income...............    (4,551)      (6,566)          0           0
Distribution of net realized gains from security
  transactions.......................................   (34,597)     (15,750)       (766)          0
                                                       --------     --------     -------     -------
  Total distributions to shareholders................   (39,148)     (22,316)       (766)          0
                                                       --------     --------     -------     -------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares....................     8,454        8,266       2,503       1,809
Reinvestment of distributions to shareholders........    36,392       20,894         743           0
Cost of fund shares redeemed.........................   (41,141)     (59,809)     (3,107)     (2,906)
                                                       --------     --------     -------     -------
  Increase (decrease) in net assets from capital
     share transactions..............................     3,705      (30,649)        139      (1,097)
                                                       --------     --------     -------     -------
  Net increase (decrease) in net assets..............     2,861      (20,401)       (765)        974
NET ASSETS -- beginning of period....................   226,181      246,582      10,434       9,460
                                                       --------     --------     -------     -------
NET ASSETS -- end of period..........................  $229,042     $226,181     $ 9,669     $10,434
                                                       =========    =========    ========    ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                           CARDINAL             CARDINAL GOVERNMENT
                                                         BALANCED FUND           OBLIGATIONS FUND
                                                     ---------------------     ---------------------
                                                       1996         1995         1996         1995
                                                     --------     --------     --------     --------
FROM OPERATIONS:
Net investment income..............................  $    515     $    441     $ 10,596     $ 12,473
Net realized gain (loss) from security
  transactions.....................................       856          307       (1,240)      (4,514)
Increase (decrease) in unrealized gain on
  investments......................................        47        1,810         (826)       8,934
                                                     --------     --------     --------     --------
  Net increase in net assets from operations.......     1,418        2,558        8,530       16,893
                                                     --------     --------     --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income.............      (519)        (453)     (10,496)     (12,572)
Tax return of capital distribution.................         0            0         (214)           0
Distribution of net realized gains from security
  transactions.....................................      (483)         (49)           0            0
                                                     --------     --------     --------     --------
  Total distributions to shareholders..............    (1,002)        (502)     (10,710)     (12,572)
                                                     --------     --------     --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares..................     2,334        1,485        5,062        5,355
Reinvestment of distributions to shareholders......       927          458        6,056        7,272
Cost of fund shares redeemed.......................    (3,867)      (3,437)     (27,351)     (34,766)
                                                     --------     --------     --------     --------
  Decrease in net assets from capital share
     transactions..................................      (606)      (1,494)     (16,233)     (22,139)
                                                     --------     --------     --------     --------
  Net increase (decrease) in net assets............      (190)         562      (18,413)     (17,818)
NET ASSETS -- beginning of period..................    14,535       13,973      151,711      169,529
                                                     --------     --------     --------     --------
NET ASSETS -- end of period........................  $ 14,345     $ 14,535     $133,298     $151,711
                                                     =========    =========    =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                           AMORTIZED
                               MATURITY        FACE          COST
                                 DATE         AMOUNT       (NOTE 2)
                               ---------     ---------     ---------
U.S. TREASURY OBLIGATIONS 6.21%
  U.S. Treasury Bills.........  12/19/96     $  30,000     $ 29,655
                                                           ---------
  TOTAL U.S. TREASURY
    OBLIGATIONS...............                               29,655
                                                           ---------
U.S. GOVERNMENT-SPONSORED ENTERPRISES AND FEDERAL AGENCY OBLIGATIONS
  56.50%
  Federal Farm Credit Bank
    Note, 5.41%...............  10-01-96        15,000       15,000
  Federal Farm Credit Bank
    Note, 5.45%...............  11-01-96        30,000       30,000
  Federal Farm Credit Bank
    Note, 5.34%...............  12-02-96        25,000       25,000
  Federal Farm Credit Bank
    Note, 5.56%...............   1-02-97        10,000       10,000
  Federal Farm Credit Bank
    Note, 5.33%...............   1-02-97        20,000       20,000
  Federal Home Loan Bank Bank
    Note, 5.83%...............   9-04-97         5,000        5,000
  Student Loan Marketing
    Association Note, 5.44%...  10-10-96        25,000       25,000
  Student Loan Marketing
    Association Note, 5.43%...  11-14-96        30,000       30,000
  Student Loan Marketing
    Association Note, 5.38%...  12-12-96        30,000       30,000
  Student Loan Marketing
    Association Note, 5.38%...   1-09-97        25,000       25,000
  Student Loan Marketing
    Association Note, 5.46%...   2-13-97        30,000       30,000
  Student Loan Marketing
    Association Note, 5.41%...   3-13-97        25,000       25,000
                                                           ---------
  TOTAL U.S. GOVERNMENT-
    SPONSORED ENTERPRISES AND
    FEDERAL AGENCY
    OBLIGATIONS...............                              270,000
                                                           ---------

                                                           AMORTIZED
                               MATURITY        FACE          COST
                                 DATE         AMOUNT       (NOTE 2)
                               ---------     ---------     ---------
REPURCHASE AGREEMENTS 41.33%
  Daiwa Securities America
    Inc., 5.75%
    (collateralized by
    $35,768,000 U.S. Treasury
    Note, 8.00%, 8-15-99,
    value--$37,740,641).......  10-01-96     $  37,000     $ 37,000
  Fifth Third Bank, 5.65%
    (collateralized by
    $4,455,000 Government
    National Mortgage
    Association, 8.50%,
    5-15-10, value--
    $4,635,984)...............  10-01-96         4,500        4,500
  Merrill Lynch Government
    Securities Inc., 5.42%
    (collateralized by
    $69,363,977 Federal Agency
    Obligations, 0.00% through
    7.00%,
    9-01-13 through 9-01-26,
    value--$35,701,199).......  10-01-96        35,000       35,000
  The Nikko Securities Co.
    International, Inc., 5.75%
    (collateralized by
    $43,833,744 Federal Agency
    Obligations, 6.50%, 1-1-26
    through 8-1-26, value--
    $40,981,637)..............  10-01-96        40,000       40,000
  Paine Webber Inc., 5.27%
    (collateralized by
    $82,295,000 Federal Agency
    Obligations, 0.00%,
    8-01-26,
    value--$41,820,724).......  10-04-96        41,000       41,000
  Smith Barney Shearson, 5.32%
    (collateralized by Federal
    Agency Obligations, 6.00%
    through 7.50%, 3-25-20
    through 2-15-24, value--
    $40,800,000)..............  10-03-96        40,000       40,000
                                                           ---------
  TOTAL REPURCHASE
    AGREEMENTS................                              197,500
                                                           ---------
  TOTAL INVESTMENTS AT
    AMORTIZED COST 104.04%....                             $497,155
                                                           ==========

Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                                               FINAL                 AMORTIZED
                                                                                    2A-7*     MATURITY     FACE        COST
                                                                                   MATURITY     DATE      AMOUNT     (NOTE 2)
                                                                                   --------   --------   ---------   ---------
VARIABLE RATE DEMAND MUNICIPAL SECURITIES 95.22%
  Alaska IDR Authority, Providence Medical, currently 3.70%, LOC by Krediet Bank
    N.V..........................................................................  11-01-96    6-01-10    $ 2,130     $ 2,130
  Albuquerque, New Mexico Hospital Revenue, currently 3.80%......................  10-03-96    5-15-22      2,500       2,500
  Ashtabula County, Ohio, Brighton Manor Project, currently 4.05%, LOC by Bank
    One Columbus, N.A............................................................  10-02-96   12-01-16      2,400       2,400
  Clackamas County, Oregon, Kaiser Permanente, currently 3.40%...................   4-01-97    4-01-14      2,175       2,175
  Clackamas County, Oregon, Kaiser Permanente, currently 3.65%...................   4-01-97    4-01-14        700         700
  Connecticut Development, Light & Power Co., currently 3.90%, LOC by Deutsche
    Bank A.G., Bonn..............................................................  10-02-96    9-01-28      3,400       3,400
  Cornell Township, Michigan, Economic Development, IRB, currently 3.60%.........   1-08-97    3-01-15      3,100       3,100
  Erie County, Ohio, Brighton Manor Project, currently 4.05%, LOC by Bank One
    Columbus, N.A................................................................  10-02-96   11-01-16        600         600
  Grand Prairie, Texas Housing Finance Authority, currently 3.85%, Guaranteed by
    General Electric Capital Corp................................................  10-02-96    6-01-10      1,800       1,800
  Greater Texas Student Loan Corporation, currently 4.05%, LOC by SLMA...........   9-01-97    9-01-02      2,300       2,300
  Hockley County, Texas PCRB, currently 3.75%....................................   3-01-97    3-01-14      1,750       1,750
  Indiana Secondary Education Loans, currently 3.90%.............................  10-02-96   12-01-14      1,000       1,000
  Jackson County, Mississippi, Water Systems, currently 3.70%....................   2-03-97   11-01-24      1,000       1,000
  Kentucky Development Financial Authority, currently 3.80%......................  10-03-96   12-01-15        900         900
  Lisle, Illinois, Multifamily Revenue, currently 3.80%, LOC by Credit Suisse....  10-02-96   12-15-25      2,500       2,500
  Livermore, California, Multifamily Revenue, currently 3.70%....................  10-02-96    8-01-18      1,000       1,000
  Louisiana Public Facility Authority, currently 3.80%, Guaranteed by General
    Electric Capital Corp........................................................  10-02-96   10-01-22      2,000       2,000
  Marion County, West Virginia Waste Disposal, RB, currently 4.00%, LOC by
    National Westminster.........................................................  10-02-96   10-01-17      1,000       1,000
  Muldrow Oklahoma Public Works Authority, IRB, currently 4.00%, LOC by Rabobank
    Nederland....................................................................  10-01-96    2-01-15      3,000       3,000
  Ohio Higher Education, RB, currently 3.80%, LOC by Bank One Columbus, N.A......  10-03-96   12-01-06      1,200       1,200
  Pennsylvania State Higher Education, RB, currently 3.80%, LOC by SLMA..........  10-01-96    7-01-18      1,500       1,500
  Platte County, Wyoming PCR, currently 4.10%....................................  10-01-96    7-01-14      1,000       1,000
  Port Anacortes, Washington, IRB, currently 3.40%...............................  10-08-96    6-15-19      2,000       2,000
  Sandusky County, Ohio, Brighton Manor Project, IDR, currently 4.05%, LOC by
    Bank One Columbus, N.A.......................................................  10-02-96   12-01-16        500         500
  Springfield, Illinois, Second and Adams Project, IRB, currently 3.85%, LOC by
    First of America Bank -- Illinois............................................  10-01-96   12-01-15      1,140       1,140
  Texas State, Veterans Housing Assistance, currently 3.80%......................  10-02-96   12-01-16      3,000       3,000
  Utah City, Utah Environmental, USX Corp. Project, IDR, currently 3.65%.........   4-01-97   11-01-17      1,000       1,000
  Utah State Board of Regents Student Loans, currently 3.90%, LOC by Barclay's
    Bank PLC., Guaranteed by AMBAC...............................................  10-01-96   11-01-31      1,500       1,500
  Washington State Housing Financial Commission, VRN, currently 3.75%, LOC by
    Harris Trust & Savings Bank..................................................  10-01-96    1-01-10      4,000       4,000
  York County, South Carolina PCRB, currently 3.80%..............................   3-15-97    9-15-14      1,955       1,955
  York County, South Carolina Saluda PCRB, currently 3.65%.......................   2-15-97    8-15-14      1,000       1,000
  York County, South Carolina Saluda PCRB, currently 3.65%.......................   2-15-97    8-15-14      2,000       2,000
                                                                                                                     ---------
  TOTAL VARIABLE RATE DEMAND MUNICIPAL SECURITIES................................                                      57,050
                                                                                                                     ---------
REGULATED INVESTMENT COMPANIES 5.06%
  Federated Tax-Free Trust, currently 3.37%......................................  10-07-96         --                  3,034
                                                                                                                     ---------
  TOTAL REGULATED INVESTMENT COMPANIES...........................................                                       3,034
                                                                                                                     ---------
  TOTAL INVESTMENTS AT AMORTIZED COST 100.28%....................................                                     $60,084
                                                                                                                     ==========

IDR -- Industrial Development Revenue Bonds

IRB -- Industrial Revenue Bonds
PCRB -- Pollution Control Revenue Bonds
RB -- Revenue Bonds
LOC -- Irrevocable Letter of Credit
 * Rule 2a-7, of the Investment Company Act of 1940, defines maturity as the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.
See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

THE CARDINAL FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK 97.47%
ADVANCED MEDICAL DEVICES .43%
  Biomet, Inc.*....................      60,000     $    982
                                                    --------
BANKS, MONEY CENTERS .48%
  Citicorp.........................      12,000        1,088
                                                    --------
BEVERAGES 3.66%
  Anheuser Busch Cos, Inc..........      50,000        1,881
  Coca-Cola Co. ...................     100,000        5,087
  PepsiCo Inc......................      50,000        1,413
                                                    --------
                                                       8,381
                                                    --------
CENTRAL STATES BANKS 6.80%
  Banc One Corp....................     100,000        4,100
  Charter One Financial, Inc.......     105,000        4,200
  Huntington Bancshares, Inc.......     125,000        2,875
  KeyCorp..........................     100,000        4,400
                                                    --------
                                                      15,575
                                                    --------
COMMODITY CHEMICALS 3.23%
  Arco Chemical Co.*...............      40,000        2,000
  Dow Chemical Co..................      50,000        4,013
  du Pont (EI) deNemours...........      15,700        1,386
                                                    --------
                                                       7,399
                                                    --------
COMMUNICATIONS 2.80%
  Cisco Systems*...................      25,000        1,552
  DSC Communications*..............     100,000        2,500
  Tellabs, Inc.*...................      15,000        1,059
  U.S. Robotics Corp.*.............      20,000        1,293
                                                    --------
                                                       6,404
                                                    --------
COMPUTERS 5.03%
  Compaq Computer Corp.*...........      70,000        4,489
  Gateway 2000*....................      57,000        2,729
  Hewlett Packard Co...............      40,000        1,950
  Micron Technology, Inc...........      10,000          305
  Tektronix, Inc...................      50,000        2,043
                                                    --------
                                                      11,516
                                                    --------

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
CONGLOMERATES 5.51%
  Johnson Controls, Inc............      50,000     $  3,750
  Tenneco, Inc.....................      50,000        2,506
  Textron, Inc.....................      75,000        6,375
                                                    --------
                                                      12,631
                                                    --------
CONSUMER SERVICES .40%
  Service Corp. Int'l..............      30,000          908
                                                    --------
COSMETICS/PERSONAL CARE .79%
  Gillette Co......................      25,000        1,803
                                                    --------
DIVERSIFIED FINANCIAL SERVICES 1.26%
  Beneficial Corp..................      50,000        2,875
                                                    --------
DIVERSIFIED INDUSTRIALS 2.93%
  Minnesota Mining &
    Manufacturing Co...............      70,000        4,891
  Potash Corp......................      25,000        1,828
                                                    --------
                                                       6,719
                                                    --------
DIVERSIFIED TECHNOLOGY 1.81%
  Texas Instruments, Inc...........      75,000        4,134
                                                    --------
ELECTRICAL COMPONENTS 6.17%
  ABB AB...........................      20,000        2,100
  General Electric Co..............     120,400       10,956
  Kent Electronics*................      50,000        1,081
                                                    --------
                                                      14,137
                                                    --------
ELECTRIC UTILITIES .76%
  Western Resources................      60,000        1,747
                                                    --------
ENTERTAINMENT .69%
  Disney (Walt) Co.................      25,000        1,584
                                                    --------
FOREST PRODUCTS .57%
  Williamette Industries Inc.......      20,000        1,310
                                                    --------
GAS .89%
  Williams Cos Inc.................      40,000        2,040
                                                    --------

---------------

*Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
HEALTH CARE PRODUCTS 5.64%
  Columbia/HCA Healthcare Corp.....      40,000     $  2,275
  Johnson & Johnson................      80,000        4,100
  Medtronic, Inc...................      35,000        2,244
  Procter & Gamble, Co.............      35,000        3,413
  Tenet Healthcare Corp.*..........      40,000          890
                                                    --------
                                                      12,922
                                                    --------
HOUSEHOLD PRODUCTS (NON-DURABLE) .58%
  Kimberly-Clark Corp..............      15,000        1,322
                                                    --------
INDUSTRIAL/COMMERCIAL SERVICES .52%
  U.S. Filter Corp.*...............      35,000        1,194
                                                    --------
INSURANCE 6.48%
  American International Group.....      30,000        3,022
  Marsh & McLennan Cos Inc.........      45,000        4,371
  Cincinnati Financial Corp........     130,000        7,443
                                                    --------
                                                      14,836
                                                    --------
INTEGRATED OILS 9.45%
  Mobil Corp.......................      58,000        6,714
  Royal Dutch Petroleum Co.........      45,000        7,026
  Texaco, Inc......................      86,000        7,912
                                                    --------
                                                      21,652
                                                    --------
MEDICAL SUPPLIES .50%
  Boston Scientific Corp.*.........      20,000        1,150
                                                    --------
OILFIELD EQUIPMENT .74%
  Schlumberger, Ltd................      20,000        1,690
                                                    --------
OTHER NONFERROUS METALS 1.65%
  Alcoa............................      30,000        1,770
  Worthington Industries, Inc......     100,000        2,000
                                                    --------
                                                       3,770
                                                    --------
PAPER PRODUCTS 1.41%
  Boise Cascade Corp...............      45,000        1,530
  International Paper Co...........      40,000        1,700
                                                    --------
                                                       3,230
                                                    --------
                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
PHARMACEUTICALS 5.61%
  American Home Products Corp......      80,000     $  5,100
  Merck & Co., Inc.................      50,000        3,519
  Mylan Laboratories, Inc..........      85,000        1,456
  Pfizer, Inc......................      35,000        2,769
                                                    --------
                                                      12,844
                                                    --------
PUBLISHING-MEDIA 2.97%
  Dun and Bradstreet Corp..........      30,000        1,789
  Gannett Co., Inc.................      30,000        2,111
  New York Times Co.
    (Class A)......................      40,000        1,350
  Tribune Co.......................      20,000        1,560
                                                    --------
                                                       6,810
                                                    --------
RESTAURANTS .62%
  McDonald's Corp..................      30,000        1,421
                                                    --------
SEMICONDUCTOR & RELATED 6.09%
  Applied Materials, Inc...........      40,000        1,105
  Atmel Corp.*.....................      90,000        2,779
  Intel Corp.......................      65,000        6,203
  Motorola, Inc....................      75,000        3,872
                                                    --------
                                                      13,959
                                                    --------
SOFTWARE & PROCESSING 3.26%
  Microsoft Inc.*..................      40,000        5,275
  Novell, Inc.*....................     200,000        2,200
                                                    --------
                                                       7,475
                                                    --------
SPECIALTY/RETAILERS 1.35%
  Limited, Inc.....................     108,780        2,080
  Lowes Cos, Inc...................      25,000        1,022
                                                    --------
                                                       3,102
                                                    --------
TELEPHONE SERVICES 3.84%
  Cellular Technical Services,
    Inc.*..........................      25,000          494
  GTE Corp.........................     100,000        3,850
  Lucent Technologies, Inc.........      40,000        1,835
  Sprint Corp......................      40,000        1,555
  Worldcom, Inc.*..................      50,000        1,069
                                                    --------
                                                       8,803
                                                    --------

---------------

*Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
TOBACCO 2.55%
  Philip Morris Cos, Inc...........      65,000     $  5,834
                                                    --------
  TOTAL COMMON STOCK
    (COST $165,417,440)............                  223,247
                                                    --------
INDEX OPTIONS .23%
  Morgan Stanley Hi-Tech Dec 350
    Puts, 300 contracts............                      536
                                                    --------
    TOTAL INDEX OPTIONS
      (COST $572,151)..............                      536
                                                    --------
REPURCHASE AGREEMENTS .35%
  Fifth Third Bank 5.65%, due
    10-01-96 (collateralized by
    $818,000 Federal Home Loan Mtg.
    Corp., 7.50%, 5-11-11, market
    value-$824,135)................     800,000          800
                                                    --------
    TOTAL REPURCHASE AGREEMENTS
      (COST $800,000)..............                      800
                                                    --------
U.S. TREASURY OBLIGATIONS 1.71%
  U.S. Treasury Bill 5.14%, due
    12-19-96+......................   2,500,000        2,442
  U.S. Treasury Bill 4.86%, due
    12-19-96+......................   1,500,000        1,468
                                                    --------
    TOTAL U.S. TREASURY
      OBLIGATIONS
      (COST $3,953,303)............                    3,910
                                                    --------
    TOTAL INVESTMENTS
      (COST $170,742,894)(A)
      99.76%.......................                 $228,493
                                                    =========

                                                     MARKET
                                     CONTRACTS       VALUE
                                     ---------      --------
OPTIONS WRITTEN
Morgan Stanley Hi-Tech Index, Dec.
  380 calls.......................      300         $    278
U.S. Robotics Corp. Oct. 60
  calls...........................      200              130
                                                    --------
    TOTAL OPTIONS WRITTEN
      (PREMIUM RECEIVED
      $462,665)(A)................                  $    408
                                                    =========

    Percentages indicated are based on net assets.

  + Security is segregated as collateral for call options written.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation (including unrealized appreciation on
          options written).................................................    $    60,485
        Unrealized depreciation............................................         (2,679)
                                                                               -----------
        Net unrealized appreciation........................................    $    57,806
                                                                               ===========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK 100.17%
APPAREL RETAILERS 3.43%
  AnnTaylor Stores*...................    7,500      $  127
  Men's Warehouse, Inc.*..............    4,000         100
  Saks Holdings, Inc.*................    3,000         105
                                                     ------
                                                     $  332
                                                     ------
COMMUNICATIONS 21.28%
  Arch Communications Group, Inc.*....   10,000         137
  Ascend Communications, Inc..........    1,500          99
  BroadBand Technologies, Inc.*.......   10,000         205
  DSC Communications Corp.*...........    8,000         200
  FORE Systems, Inc.*.................    2,000          83
  MFS Communications, Inc.*...........    9,000         392
  Motorola, Inc.......................    5,000         258
  Tellabs, Inc.*......................    6,000         424
  U.S. Robotics Corp*.................    4,000         259
                                                     ------
                                                      2,057
                                                     ------
COMPUTERS & INFORMATION 12.16%
  Compaq Computer Corp.*..............    5,000         321
  EMC Corp.*..........................   11,000         249
  Gateway 2000, Inc.*.................    5,000         239
  Hewlett-Packard Co..................    3,000         146
  Silicon Graphics, Inc.*.............   10,000         221
                                                     ------
                                                      1,176
                                                     ------
CONSUMER SERVICES 2.60%
  Cort Business Services Corp.*.......    5,000         102
  H&R Block, Inc......................    5,000         149
                                                     ------
                                                        251
                                                     ------
DIVERSIFIED TECHNOLOGY 7.79%
  GenRad, Inc.*.......................   15,000         249
  KLA Instrument Corp.*...............    3,000          68
  Lecroy Corp.*.......................    5,000         130
  Photon Dynamics, Inc.*..............    7,000          50
  Texas Instruments, Inc..............    3,000         165
  X-Rite, Inc.........................    5,000          91
                                                     ------
                                                        753
                                                     ------

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK (CONTINUED)
ELECTRICAL COMPONENTS 2.12%
  Integrated Device Tech.*............   15,000      $  149
  Pioneer Standard Electronics,
    Inc...............................    5,000          56
                                                     ------
                                                        205
                                                     ------
HEALTH CARE PROVIDERS 4.85%
  ARV Assisted Living, Inc.*..........    5,000          73
  Humana, Inc.*.......................    5,000         101
  Maxicare Healthplans, Inc.*.........   10,000         190
  Medaphis Corp.*.....................    7,000         105
                                                     ------
                                                     $  469
                                                     ------
INDUSTRIAL/COMMERCIAL SERVICES 0.81%
  Personnel Group of America, Inc.*...    3,000          78
                                                     ------
MEDIA-PUBLISHING 1.04%
  New York Times Co. (Class A)........    3,000         101
                                                     ------
MEDICAL/BIO TECHNOLOGY 6.30%
  IDEXX Labs, Inc.*...................    2,000          91
  Interneuron Pharmaceuticals,
    Inc.*.............................    2,000          57
  Matrix Pharmaceuticals, Inc.*.......   14,000         112
  Vertex Pharmaceuticals, Inc.*.......    8,000         235
  Vivus, Inc.*........................    3,000         114
                                                     ------
                                                        609
                                                     ------
MEDICAL DEVICES 5.35%
  Biomet, Inc.*.......................   15,000         246
  Dentsply International, Inc.*.......    2,000          89
  Eclipse Surgical Tech.*.............    2,500          30
  Respironics*........................    4,000          97
  Uromed Corp.*.......................    5,000          55
                                                     ------
                                                        517
                                                     ------
PHARMACEUTICALS 5.57%
  Duramed Pharmaceuticals, Inc.*......    3,000          43
  Mylan Labs, Inc.....................   10,000         171
  TEVA Pharmaceutical Industries......    7,000         325
                                                     ------
                                                        539
                                                     ------
RESTAURANTS 0.94%
  Lone Star Steakhouse/Saloon*........    3,000          91
                                                     ------

---------------

* Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK (CONTINUED)
SEMICONDUCTOR & RELATED 10.48%
  Analog Devices, Inc.*...............    8,000      $  217
  Atmel Corp.*........................    8,000         247
  Intel Corp..........................    4,000         381
  Lattice Semiconductor Corp.*........    3,000          87
  National Semiconductor Corp.*.......    4,000          81
                                                     ------
                                                      1,013
                                                     ------
  SOFTWARE & PROCESSING 12.23%
  Advent Software, Inc.*..............    3,000          90
  Computer Sciences Corp.*............    4,500         345
  Microsoft Corp.*....................    2,000         264
  Optical Data Systems Inc.*..........   10,000         170
  SpaceTec IMC Corp.*.................   15,000         165
  Sybase, Inc.*.......................   10,000         149
                                                     ------
                                                     $1,183
                                                     ------
TELEPHONE SERVICES/SYSTEMS 3.22%
  AirTouch Communications, Inc.*......    7,000         193
  Pacific Gateway Exchange, Inc.*.....    4,000         118
                                                     ------
                                                        311
                                                     ------
    TOTAL COMMON STOCK
      (COST $8,728,447)...............                9,685
                                                     ------
    TOTAL INVESTMENTS
      (COST $8,728,447)(A) 100.17%....               $9,685
                                                     ======

                                                      MARKET
                                       CONTRACTS      VALUE
                                       ---------      ------
OPTIONS WRITTEN
  U.S. Robotics Corp., Oct. 55
    calls...........................       20          $ 20
  U.S. Robotics Corp., Oct. 60
    calls...........................       20            13
  TEVA Pharmaceutical Industries,
    Oct. 40 calls...................       25            17
  TEVA Pharmaceutical Industries,
    Oct. 45 calls...................       25             7
                                                      ------
    TOTAL OPTIONS WRITTEN
      (PREMIUM RECEIVED
      $49,459)(A)...................                   $ 57
                                                      =======

    Percentages indicated are based on net assets.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     1,867
        Unrealized depreciation (including unrealized depreciation on options written)..............          (918)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $       949
                                                                                                        ==========

* Non-income producing

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK 43.24%
  American Express Co...............     8,000      $   369
  American Health Properties,
    Inc.............................    10,000          219
  Arco Chemical Co.**...............     5,000          250
  Banc One Corp.....................     5,000          205
  C-Cor Electronics, Inc.*..........     5,000           81
  Cinergy Corp......................     7,500          232
  Commerce Bancshares, Inc..........     5,512          215
  Consolidated Papers, Inc..........     5,000          260
  Dow Chemical Co...................     4,500          360
  Excel Industries, Inc.............    12,000          204
  Ford Motor Co.....................     4,898          153
  Forest Labs, Inc.*................     3,000          108
  GTE Corp..........................     5,000          193
  ICG Communications, Inc.*.........    12,000          252
  Mellon Bank Corp..................     4,000          237
  Monsanto Co.......................    12,000          438
  Mutual Risk Management Ltd........     6,666          193
  National Semiconductor Co.*.......     7,500          151
  Neogen Corp.*.....................    10,000           80
  Novell, Inc.*.....................    10,000          110
  New York Times Co. (Class A)......     5,000          169
  PNC Bank Corp.....................     5,000          167
  PLD Telekom, Inc.*................    15,000          109
  Progress Software Corp.*..........    10,000          160
  Repap Enterprises, Inc............    25,000           92
  Sequent Computer Systems, Inc.*...    12,500          163
  SIGCORP, Inc......................     6,000          205
  Structural Dynamics Research
    Corp.*..........................     5,000          119
  Tribune Co........................     5,000          390
  Trinova Corp......................     6,000          189
  Universal Foods Corp..............     4,000          130
                                                    -------
    TOTAL COMMON STOCK
      (COST $4,900,057).............                  6,203
                                                    -------
CONVERTIBLE PREFERRED STOCK 5.31%
  AirTouch, (Series C)..............     3,000          143
  Forest Oil Corp.*.................    12,000          122
  Glendale Federal 8.75%, (Series
    E)..............................     4,000          188
  U.S. Surgical Corp., (Series A)...     7,500          310
                                                    -------
    TOTAL CONVERTIBLE PREFERRED
      STOCK (COST $629,135).........                    763
                                                    -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
PREFERRED STOCK 7.71%
  American General Capital, 8.45%
    MIP.............................     7,500      $   192
  Chase Manhatten Corp., 8.40%,
    Cumulative......................     7,500          191
  Enron Capital Resources, 9.00%,
    MIP (Series A)..................     6,000          157
  Textron Capital I, 7.92%..........     7,500          181
  Time Warner Capital I, 8.875%.....     7,500          188
  UtiliCorp Capital, 8.875%, MIP....     7,500          197
                                                    -------
    TOTAL PREFERRED STOCK
      (COST $1,097,200).............                  1,106
                                                    -------
CONVERTIBLE CORPORATE BONDS 6.80%
  Ashland Oil, Inc., 6.75%,
    7-01-04.........................   150,000          154
  Big B Inc., 6.50%, 3-15-03........   150,000          205
  Enserch Corp., 6.375%, 4-01-02....   150,000          150
  Gran Care, 6.50%, 1-15-03.........   100,000          105
  Magna Int'l., 5.00%, 10-15-02.....   200,000          213
  Repap Enterprises, Inc., 8.50%,
    8-01-97.........................   150,000          148
                                                    -------
    TOTAL CONVERTIBLE CORPORATE
      BONDS (COST $899,386).........                    975
                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS 9.29%
  GNMA I, 7.00%, 11-15-08...........   233,762          233
  GNMA I, 7.50%, 6-15-23............   257,556          256
  GNMA II, 7.50%, 6-20-23...........   302,106          299
  GNMA II, 8.00%, 7-20-23...........   289,742          293
  GNMA II, 8.00%, 8-20-26...........   249,778          251
                                                    -------
    TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS (COST
      $1,385,180)...................                  1,332
                                                    -------

---------------

* Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/       MARKET
                                       SHARES        VALUE
CORPORATE BONDS 18.14%                 -------      -------
  American Airlines (Series 91A)
    10.18%, 1-02-13.................   250,000      $   291
  Consumers Power, 7.50%, 6-01-02...   300,000          305
  Dole Foods, 7.00%, 5-15-03........   200,000          197
  Duquesne Light Co., 6.63%,
    6-15-04.........................   300,000          285
  General Motors Acceptance Corp.,
    7.00%, 9-15-02..................   200,000          200
  Kemper Corp., 6.88%, 9-15-03......   250,000          247
  Limited Inc., 7.50%, 3-15-23......   250,000          218
  Pulte Homes, 7.00%, 12-15-03......   150,000          145
  Tele-Communications, Inc., 7.25%,
    8-01-05.........................   250,000          233
  Time Warner Entertainment Co.,
    7.25%, 9-01-08..................   250,000          235
  U.S. West Capital Funding Corp.,
    6.31%, 11-01-05.................   250,000          246
                                                    -------
    TOTAL CORPORATE BONDS
      (COST $2,596,985).............                  2,602
                                                    -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMERCIAL PAPER 4.88%
  General Electric Capital Corp.,
    5.28%, 10-02-96.................   700,000      $   700
                                                    -------
    TOTAL COMMERCIAL PAPER
      (COST $700,000)...............                    700
                                                    -------
REPURCHASE AGREEMENTS 3.49%
  Fifth Third Bank 5.65%,
    10-01-96 (collateralized by
    $512,000 Federal Home Loan Mtg.
    Corp., 7.50%, 5-11-11,
    value--$518,933)................   500,000          500
                                                    -------
    TOTAL REPURCHASE AGREEMENTS
      (COST $500,000)...............                    500
                                                    -------
    TOTAL INVESTMENTS 98.86%
      (COST $12,707,944)(A).........                $14,181
                                                    ========

Percentages indicated are based on net assets.

GNMA -- Government National Mortgage Association

MIP -- Monthly Income Payment

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     1,753
        Unrealized depreciation.....................................................................          (280)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $     1,473
                                                                                                        ==========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (PRINCIPAL AMOUNTS AND MARKET VALUE IN THOUSANDS) --

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                    MARKET
                                      PRINCIPAL     VALUE
                                       AMOUNT      (NOTE 2)
                                      --------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS 104.61%
  GNMA CLC Notes, 7.375% maturing
    1-15-98.........................  $  2,613     $  2,630
  GNMA CLC Notes, 7.750% maturing
    12-15-98........................     2,151        2,112
  GNMA CLC Notes, 8.000% maturing
    11-15-97 through 10-15-98.......     5,351        5,304
  GNMA CLC Notes, 8.875% maturing
    5-15-35.........................     1,262        1,329
  GNMA PL Notes, 8.000% maturing
    11-15-97 through 8-15-35........    15,663       15,909
  GNMA PL Notes, 8.125% maturing
    6-15-29.........................       494          503
  GNMA PL Notes, 8.150% maturing
    1-15-24.........................     2,315        2,374
  GNMA PL Notes, 8.250% maturing
    3-15-97 through 11-15-34........     8,059        8,221
  GNMA PL Notes, 8.500% maturing
    6-15-22 through 3-15-30.........     8,210        8,472
  GNMA PL Notes, 9.000% maturing
    10-15-21 through 12-15-34.......     7,339        7,637
  GNMA PL Notes, 9.250% maturing
    3-15-30 through 2-15-33.........     1,652        1,740
  GNMA PL Notes, 9.500% maturing
    1-15-19.........................       187          199
  GNMA PL Notes, 10.250% maturing
    12-15-22........................     1,633        1,715
  GNMA PL Notes, 10.500% maturing
    7-15-14.........................     1,020        1,080
  GNMA I Notes, 8.000% maturing
    5-15-22 through 9-15-26.........    14,896       15,073
  GNMA I Notes, 8.500% maturing
    5-15-16 through 8-15-17.........     9,400        9,782
  GNMA I Notes, 8.750% maturing
    12-15-16 through 1-15-25........     1,369        1,437
  GNMA I Notes, 9.000% maturing
    5-15-16 through 4-15-21.........    19,452       20,613

                                                    MARKET
                                      PRINCIPAL     VALUE
                                       AMOUNT      (NOTE 2)
                                      --------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  (CONTINUED)
  GNMA I Notes, 11.000% maturing
    1-15-10 through 6-15-20.........  $  4,949     $  5,530
  GNMA II Notes, 8.000% maturing
    5-20-22 through 12-20-25........     2,803        2,819
  GNMA II Notes, 9.000% maturing
    10-20-15 through 10-20-19.......     8,625        9,075
  GNMA II Notes, 9.500% maturing
    2-20-18 through 12-20-22........     1,886        2,015
  GNMA II Notes, 10.000% maturing
    1-20-14 through 2-20-21.........     8,920        9,450
  Federal Home Loan Mtg. Corp.,
    7.000% maturing 1-01-11.........     2,809        2,778
  Federal Home Loan Mtg. Corp.,
    7.500% maturing 5-01-10 through
    6-01-10.........................     1,632        1,643
                                                   --------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS (COST
        $139,141,465)...............                139,440
                                                   --------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY
  U.S. GOVERNMENT OBLIGATIONS 2.10%
Fifth Third Bank, 5.650%, dated
  9-30-96, due 10-01-96
  (collateralized by $2,863,000
  Federal Home Loan Mtg. Corp.,
  7.50%, 5-11-11,
  value--$2,884,472)................     2,800        2,800
                                                   --------
      TOTAL REPURCHASE AGREEMENTS
        (COST $2,800,000)...........                  2,800
                                                   --------
      TOTAL INVESTMENTS
        (COST $141,941,465)(A)
        106.71%.....................               $142,240
                                                   =========

Percentages indicated are based on net assets.

CLC -- Construction Loan Contract

GNMA -- Government National Mortgage Association

PL -- Project Loan

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.........................................................................   $ 1,562
        Unrealized depreciation.........................................................................    (1,264)
                                                                                                           -------
        Net unrealized appreciation.....................................................................   $   298
                                                                                                            ======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996
1.  ORGANIZATION

The Cardinal Group (the "Group") is an open-end management investment company, sponsored by The Ohio Company ("TOC"), established as an Ohio Business Trust on March 23, 1993. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. Before June 24, 1993 the Group had no operations other than those relating to organizational matters, including the issuance of 5,000 shares of beneficial interest in each of Cardinal Balanced Fund and Cardinal Aggressive Growth Fund (the "Original Portfolios") for cash at $10.00 per share on June 4, 1993 to Cardinal Management Corp. ("CMC"), the Group's Investment Adviser and a wholly owned subsidiary of TOC.

Effective May 1, 1996 the Group acquired the assets and assumed the liabilities of four open-end management investment companies also sponsored by TOC in exchange for shares of corresponding portfolios of the Group. Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, The Cardinal Fund Inc., and Cardinal Government Obligations Fund (collectively the "Acquired Funds") were acquired by portfolios of the Group as follows:

     Cardinal Government Securities Trust was acquired by Cardinal Government Securities Money Market Fund

     Cardinal Tax Exempt Money Trust was acquired by Cardinal Tax Exempt Money Market Fund

     The Cardinal Fund Inc. was acquired by The Cardinal Fund

     Cardinal Government Obligations Fund was acquired by Cardinal Government Obligations Fund

The new portfolios retained the basic investment objectives and assumed the historical performance of the Acquired Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies that the Group follows in the preparation of its financial statements and the calculation of daily net asset values. The policies are in conformity with generally accepted accounting principles and the Investment Company Act of 1940 (the "Act"), as amended. The preparation of these financial statements requires the management of the Group to make estimates and assumptions which affect the reported amounts of assets and liabilities as of September 30, 1996 and the income and expenses reported for the period. Actual results could differ significantly from those estimates.

SECURITIES VALUATION Investments in Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund (the "money market funds") are valued at amortized cost, which approximates the market value. Any premiums and discounts are amortized on a straight-line method to the maturity of the particular security. The use of the amortized cost method requires that the money

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

market funds purchase only securities with a remaining maturity of 397 calendar days or less (longer if certain maturity shortening provisions in Rule 2a-7, of the Act, apply) and maintain a dollar weighted portfolio maturity of 90 days or less.

Investments in The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund and Cardinal Government Obligations Fund (collectively the "non-money market funds") listed or traded on a national securities exchange are valued at the last sale price. Investments traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as may be quoted by the National Association of Securities Dealers Automated Quotation System. If no quotations are available the portfolio securities are valued in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded on the trade date, which is the date they are purchased or sold. Interest income is recognized on the accrual basis. Dividend income, if any, is recognized on the ex-dividend date. Realized gains or losses are calculated using the First-In/First-Out (FIFO) basis.

REPURCHASE AGREEMENTS It is the policy of the Group for its Custodian, Fifth Third Bank of Cincinnati, or a third-party bank reporting to the Custodian, to take possession of all securities pledged to the Group as collateral for the funds loaned in repurchase agreements. Repurchase agreements entered into by the Group must mature in seven days or less and be fully collateralized by securities eligible for purchase by the participating portfolio. The Group may only participate in repurchase transactions with those banks and securities broker/dealers that meet the credit criteria established by the Board of Trustees and monitored by CMC.

DEFERRED ORGANIZATIONAL COST Costs incurred with the initial organization of the Group have been deferred and are being amortized on a straight-line basis over the 60 month period from the commencement of operations on June 24, 1993. In the event that any of the initial shares of the Original Portfolios are redeemed by CMC or any subsequent holders thereof during the 60 month amortization period, the Group will reduce the redemption proceeds otherwise payable by any unamortized initial organizational costs in the same proportion as the number of initial shares of the Original Portfolios being redeemed bears to the number of initial shares of the Original Portfolios outstanding at the time of redemption.

The costs incurred with the acquisitions of the Acquired Funds have been deferred and are being amortized over the 60 month period beginning May 1, 1996, the effective date of the acquisitions.

FEDERAL INCOME TAXES The Group has made no provision for Federal income taxes. It is the intention of the management of the Group to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and gains within the required time, to relieve it from all, or substantially all, Federal income taxes.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

DISTRIBUTIONS TO SHAREHOLDERS The money market funds and Cardinal Government Obligations Fund declare dividends from net investment income daily and pay them to shareholders monthly. The Cardinal Fund, Cardinal Aggressive Growth Fund and Cardinal Balanced Fund declare and pay dividends from net investment income, if any, quarterly. Realized capital gains, if any, are declared and paid annually for the Group. Distributions of net investment income and realized capital gains are determined in accordance with the Internal Revenue Code and may differ from those calculated in accordance with generally accepted accounting principles. For the period ended September 30, 1996, approximately $77,000 in net investment losses for the Cardinal Aggressive Growth Fund were used to offset short-term capital gains for Federal income tax purposes. In addition, approximately $132,000, representing a portion of the Cardinal Aggressive Growth Fund's redemptions during the period ended September 30, 1995 were classified as capital gain distributions under income equalization rates allowed for Federal income tax purposes.

OPTION WRITING When a portfolio of the Group writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from options written that expire unexercised are recognized as realized gains by the portfolio on the expiration date. The difference, if any, between the premium received and the amount paid in a closing transaction is also treated as a realized gain or loss. If a written option is exercised, the premium received is added to proceeds from sales of the underlying securities for call options written or deducted from the cost basis of securities purchased for put options written. The portfolios making use of option writing bear the market risk of an unfavorable change in the price of any security/index underlying the written option.

EXPENSE ALLOCATION Expenses directly related to one of the Group's portfolios are charged to that portfolio. Other operating expenses are allocated to the portfolios of the Group based on their relative net assets.

3.  PURCHASES AND SALES OF SECURITIES

The purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1996 are as follows:

                                                             PURCHASES           SALES
                                                            ------------      ------------
        The Cardinal Fund................................   $122,662,180      $139,899,369
        Cardinal Aggressive Growth Fund..................      6,009,928         4,625,459
        Cardinal Balanced Fund...........................      3,615,769         2,314,135
        Cardinal Government Obligations Fund.............     56,071,163        48,602,463

4.  TRANSACTIONS WITH AFFILIATES

CMC, an affiliated company, acts as the Investment Adviser, Fund Accountant and Transfer Agent for the Group under contracts monitored and annually approved by the Board of Trustees. CMC receives a fee

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

based on the average net assets of each portfolio, plus reimbursement of out-of-pocket costs, for these services as outlined below as of September 30, 1996:

                                                         INVESTMENT ADVISER         TRANSFER AGENT
                                                        FEE AS A PERCENT OF         FEE -- ANNUAL
                                                         AVERAGE NET ASSETS       PER ACCOUNT CHARGE
                                                        --------------------      ------------------
        Money market funds.........................             0.50%                   $21.00
        The Cardinal Fund*.........................             0.60%                    18.00
        Cardinal Aggressive Growth Fund............             0.75%                    18.00
        Cardinal Balanced Fund.....................             0.75%                    18.00
        Cardinal Government Obligations Fund.......             0.50%                    21.00

---------------

* Prior to May 1, 1996, TOC served as Investment Adviser to The Cardinal Fund's predecessor, The Cardinal Fund, Inc., and was paid an investment adviser fee of 0.50% of average net assets.

CMC receives an annual fee of .03% of the average daily net assets up to $100 million and .01% of any balance over $100 million for Fund Accounting services.

TOC serves as the Group's distributor. TOC receives fees from the Fund for providing services under the Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the non-money market funds pay TOC an annual fee not to exceed .25% of the average net assets of those funds for providing distribution and shareholder services. For the year ended September 30, 1996 TOC voluntarily waived all fees from the Plan for the Group.

TOC reported to the Group that it received the following commissions (loads), after discounts to dealers, from the sale of shares of the portfolios of the Group for the year ended September 30, 1996:

        The Cardinal Fund...................................................     $ 170,108
        Cardinal Aggressive Growth Fund.....................................       138,327
        Cardinal Balanced Fund..............................................        44,967
        Cardinal Government Obligations Fund................................        24,561

5.  COMMITMENTS AND CONTINGENCIES

The portfolios of the Group have available lines of credit with Fifth Third Bank of Cincinnati, the Custodian, which were unused at September 30, 1996. When used, borrowings under this arrangement are secured by investment securities and can be used only for short-term needs of the borrowing portfolio. Compensating

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

balances are not required and the interest is calculated at 106% of the Custodian's prime lending rate. The amounts available under this arrangement are as follows:

        Cardinal Government Securities Money Market Fund.................     $ 25,000,000
        Cardinal Tax Exempt Money Market Fund............................       10,000,000
        The Cardinal Fund................................................       25,000,000
        Cardinal Aggressive Growth Fund..................................        2,000,000
        Cardinal Balanced Fund...........................................        2,000,000
        Cardinal Government Obligations Fund.............................       25,000,000

The aggregate limit on borrowing for the Group under this arrangement is $25,000,000.

Fidelity Bond and Errors/Omissions insurance coverage for the Group and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Certain portfolios include in other assets deposits made for the initial capital and certificates of deposits that collateralize standby letters of credit supporting potential capital needs of ICI Mutual. In addition, these portfolios are also committed to provide additional capital should ICI Mutual experience unusual losses arising from its insurance underwriting. The following table details the deposits, certificates of deposit and additional capital commitments of the Group:

                                                                           CERTIFICATES
                                                                              OF         ADDITIONAL
                                                              DEPOSITS      DEPOSIT      COMMITMENTS
                                                              --------     ---------     ---------
    Cardinal Government Securities Money Market Fund.......   $ 87,459     $ 175,000     $ 262,377
    Cardinal Tax Exempt Money Market Fund..................     13,291        27,000        39,873
    The Cardinal Fund......................................     28,588        56,600        85,764
    Cardinal Government Obligations Fund...................     30,644        61,000        91,932

6.  FEDERAL INCOME TAXES

For Federal income tax purposes, at September 30, 1996 Cardinal Government Obligations Fund had a capital loss carryforward available to offset future capital gains, if any, that will expire over the next eight years. Approximately $2,600,000 of the capital loss carryforward expired during the year ended September 30, 1996. Cardinal Government Obligations Fund will not declare any capital gain distributions

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

until the carryforward amount has been offset or expired. The amount of the capital loss carryforward and the years they expire are as follows:

                                        YEAR                          AMOUNT
                    --------------------------------------------   ------------
                    1997........................................   $  1,943,362
                    1998........................................      1,867,822
                    1999........................................        194,311
                    2001........................................      1,489,408
                    Thereafter..................................     14,206,099
                                                                   ------------
                                                                   $ 19,701,002
                                                                   ============

Additionally, at September 30, 1996 Cardinal Government Securities Money Market Fund had a capital loss carryforward of approximately $312,000 available to offset future capital gains, if any. This capital loss carryforward will expire in 2002.

7.  CAPITAL SHARES TRANSACTIONS

Transactions in capital shares for the Group for the years ended September 30, 1996 and 1995 were as follows:

                                                CARDINAL GOVERNMENT                   CARDINAL TAX EXEMPT
                                            SECURITIES MONEY MARKET FUND               MONEY MARKET FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............      445,373,567       367,516,480          64,779,828        80,531,046
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................    1,272,767,547     1,052,265,662         159,476,954       154,643,119
      Reinvested.......................       22,142,798        19,567,048           1,700,566         1,916,504
      Redeemed.........................   (1,262,408,528)     (993,975,623)       (166,042,433)     (172,310,841)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............       32,501,817        77,857,087          (4,864,913)      (15,751,218)
                                          --------------    --------------      --------------    --------------
      End of period....................      477,875,384       445,373,567          59,914,915        64,779,828
                                           =============     =============       =============     =============

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                 THE CARDINAL FUND              CARDINAL AGGRESSIVE GROWTH FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............       17,099,016        19,373,221             843,808           951,438
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................          650,183           677,512             218,186           160,511
      Reinvested.......................        2,834,816         1,830,954              66,252                 0
      Redeemed.........................       (3,145,938)       (4,782,671)           (273,387)         (268,141)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............          339,061        (2,274,205)             11,051          (107,630)
                                          --------------    --------------      --------------    --------------
      End of period....................       17,438,077        17,099,016             854,859           843,808
                                           =============     =============       =============     =============

                                                                                      CARDINAL GOVERNMENT
                                               CARDINAL BALANCED FUND                   OBLIGATIONS FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............        1,261,727         1,411,294          18,543,620        21,285,926
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................          201,799           140,750             622,614           669,572
      Reinvested.......................           81,266            44,785             745,343           908,617
      Redeemed.........................         (334,795)         (335,102)         (3,354,343)       (4,320,495)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............          (51,730)         (149,567)         (1,986,386)       (2,742,306)
                                          --------------    --------------      --------------    --------------
      End of period....................        1,209,997         1,261,727          16,557,234        18,543,620
                                           =============     =============       =============     =============

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.05         0.05         0.03         0.02         0.04
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.05         0.05         0.03         0.02         0.04
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.05)       (0.05)       (0.03)       (0.02)       (0.04)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.05)       (0.05)       (0.03)       (0.02)       (0.04)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total return.....................................      4.70%        4.98%        2.84%*       2.41%        3.58%
  Net Assets at end of period (000)................   477,875      445,374      367,516      402,758      472,521
  Ratio of expenses to average net assets..........      0.81%        0.81%        0.85%        0.79%        0.76%
  Ratio of net investment income to average
    net assets.....................................      4.74%        4.92%        2.94%        2.38%        3.52%

---------------
* During the year ended September 30, 1994, CMC contributed $1,151,186 to Cardinal Government Securities Trust, the fund's predecessor, to offset losses incurred by the predecessor. Without the capital contribution, the 1994 total return would have been 2.55%.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.03         0.03         0.02         0.02         0.03
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.03         0.03         0.02         0.02         0.03
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.03)       (0.03)       (0.02)       (0.02)       (0.03)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.03)       (0.03)       (0.02)       (0.02)       (0.03)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return.....................................      2.67%        3.02%        1.78%        1.81%        2.62%
  Net Assets at end of period (000)................    59,915       64,780       80,531       91,159       70,054
  Ratio of expenses to average net assets..........      0.89%        0.81%        0.76%        0.77%        0.76%
  Ratio of net investment income to average
    net assets.....................................      2.66%        2.99%        1.78%        1.80%        2.59%

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- THE CARDINAL FUND
--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $ 13.23      $ 12.73      $ 12.91      $ 12.95      $ 11.88
INVESTMENT ACTIVITIES:
  Net investment income............................      0.25         0.36         0.31         0.32         0.35
  Net realized and unrealized gain on
    investments....................................      1.95         1.32         0.12         0.55         1.37
                                                      -------      -------      -------      -------      -------
    Total from Investment Activities...............      2.20         1.68         0.43         0.87         1.72
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.26)       (0.35)       (0.33)       (0.29)       (0.36)
  From net realized gains..........................     (2.04)       (0.83)       (0.28)       (0.62)       (0.29)
                                                      -------      -------      -------      -------      -------
    Total Distributions............................     (2.30)       (1.18)       (0.61)       (0.91)       (0.65)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $ 13.13      $ 13.23      $ 12.73      $ 12.91      $ 12.95
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)................     17.96%       14.84%        3.38%        6.98%       15.05%
  Net Assets at end of period (000)................   229,042      226,181      246,581      282,125      261,392
  Ratio of expenses to average net assets..........      0.75%        0.70%        0.72%        0.68%        0.67%
  Ratio of net investment income after expenses to
    average net assets.............................      1.90%        2.89%        2.40%        2.46%        2.83%
  Ratio of incurred expenses to average net assets
    (a)............................................      0.85%        0.70%        0.72%        0.68%        0.69%
  Ratio of net investment income after incurred
    expenses to average net assets (a).............      1.80%        2.89%        2.40%        2.46%        2.83%
  Portfolio turnover rate..........................     57.93%       19.78%       23.20%       11.11%        6.22%
  Average commission rate paid (b).................   $  0.08      $  0.08      $  0.08      $  0.08      $  0.08

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.
(b)  Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,             JUNE 24, 1993*
                                                        ---------------------------------           THROUGH
                                                         1996         1995         1994        SEPTEMBER 30, 1993
                                                        -------      -------      -------      ------------------
NET ASSET VALUE, BEGINNING...........................   $ 12.37      $  9.94      $ 10.47           $  10.00
INVESTMENT ACTIVITIES:
  Net investment loss................................     (0.17)       (0.10)       (0.13)             (0.03)
  Net realized and unrealized gain (loss)
    on investments...................................      0.01         2.53        (0.36)              0.50
                                                        -------      -------      -------           --------
      Total from Investment Activities...............     (0.16)        2.43        (0.49)              0.47
                                                        -------      -------      -------           --------
DISTRIBUTIONS:
  From net realized gains............................     (0.90)        0.00        (0.04)              0.00
                                                        -------      -------      -------           --------
      Total Distributions............................     (0.90)        0.00        (0.04)              0.00
                                                        -------      -------      -------           --------
NET ASSET VALUE, ENDING..............................   $ 11.31      $ 12.37      $  9.94           $  10.47
                                                        =======      =======      =======           ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..................     (1.13)%      24.35%       (4.74)%             4.70%
  Net Assets at end of period (000)..................     9,669       10,434        9,460              6,320
  Ratio of expenses to average net assets............      1.95%        2.24%        2.51%              0.91%
  Ratio of net investment loss after
    expenses to average net assets...................     (1.52)%      (0.92)%      (1.50)%            (0.53)%
  Ratio of incurred expenses to average net assets
    (a)..............................................      2.17%        2.25%        2.51%              0.91%
  Ratio of net investment loss after incurred
    expenses to average net assets (a)...............     (1.75)%      (0.93)%      (1.50)%            (0.53)%
  Portfolio turnover rate............................     48.60%       80.35%       95.70%             31.15%
  Average commission rate paid (b)...................   $  0.07      $  0.07      $  0.09           $   0.08

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL BALANCED FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,             JUNE 24, 1993*
                                                        ---------------------------------           THROUGH
                                                         1996         1995         1994        SEPTEMBER 30, 1993
                                                        -------      -------      -------      ------------------
NET ASSET VALUE, BEGINNING...........................   $ 11.52      $  9.90      $ 10.13           $  10.00
INVESTMENT ACTIVITIES:
  Net investment income..............................      0.41         0.34         0.23               0.02
  Net realized and unrealized gain (loss)
    on investments...................................      0.73         1.67        (0.20)              0.12
                                                        -------      -------      -------           --------
      Total from Investment Activities...............      1.14         2.01         0.03               0.14
                                                        -------      -------      -------           --------
DISTRIBUTIONS:
  From net investment income.........................     (0.41)       (0.35)       (0.23)             (0.01)
  From net realized gains............................     (0.39)       (0.04)       (0.03)              0.00
                                                        -------      -------      -------           --------
      Total Distributions............................     (0.80)       (0.39)       (0.26)             (0.01)
                                                        -------      -------      -------           --------
NET ASSET VALUE, ENDING..............................   $ 11.86      $ 11.52      $  9.90           $  10.13
                                                        =======      =======      =======           ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..................     10.26%       20.76%        0.37%              1.40%
  Net Assets at end of period (000)..................    14,345       14,535       13,973             10,811
  Ratio of expenses to average net assets............      1.64%        1.94%        2.07%              0.70%
  Ratio of net investment income after
    expenses to average net assets...................      3.54%        3.24%        2.44%              0.35%
  Ratio of incurred expenses to average net assets
    (a)..............................................      1.86%        1.95%        2.07%              0.70%
  Ratio of net investment income after incurred
    expenses to average net assets (a)...............      3.32%        3.23%        2.44%              0.35%
  Portfolio turnover rate............................     18.34%       37.62%       59.09%             60.67%
  Average commission rate paid (b)...................   $  0.09      $  0.09      $  0.10           $   0.10

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  8.18      $  7.96      $  8.63      $  8.95      $  8.99
INVESTMENT ACTIVITIES:
  Net investment income............................      0.60         0.64         0.66         0.74         0.80
  Net realized and unrealized gain (loss) on
    investments....................................     (0.12)        0.22        (0.68)       (0.32)       (0.04)
                                                      -------      -------      -------      -------      -------
    Total from Investment Activities...............      0.48         0.86        (0.02)        0.42         0.76
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.60)       (0.64)       (0.65)       (0.74)       (0.80)
  Tax return of capital............................     (0.01)        0.00         0.00         0.00         0.00
                                                      -------      -------      -------      -------      -------
    Total Distributions............................     (0.61)       (0.64)       (0.65)       (0.74)       (0.80)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  8.05      $  8.18      $  7.96      $  8.63      $  8.95
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)................      6.04%       11.27%       (0.27)%       4.83%        8.87%
  Net Assets at end of period (000)................   133,298      151,711      169,529      208,883      172,139
  Ratio of expenses to average net assets..........      0.78%        0.76%        0.75%        0.73%        0.76%
  Ratio of net investment income after charged
    expenses to average net assets.................      7.39%        7.93%        7.88%        8.32%        8.89%
  Ratio of incurred expenses to average net assets
    (a)............................................      0.88%        0.76%        0.75%        0.73%        0.76%
  Ratio of net investment income after incurred
    expenses to average net assets (a).............      7.29%        7.93%        7.88%        8.32%        8.89%
  Portfolio turnover rate..........................     33.58%       36.71%       21.95%       24.94%       17.15%

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

See notes to financial statements.

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

----------------------------------------------------------

---------------------------------------------------------
INVESTMENT ADVISER
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

CUSTODIAN
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of The Cardinal Group and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

---------------------------------------------------------
----------------------------------------------------------
----------------------------------------------------------

---------------------------------------------------------

                             [CARDINAL GROUP LOGO]

                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1996
                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND

                              CARDINAL TAX EXEMPT
                               MONEY MARKET FUND

                               THE CARDINAL FUND

                        CARDINAL AGGRESSIVE GROWTH FUND

                             CARDINAL BALANCED FUND

                              CARDINAL GOVERNMENT
                                OBLIGATIONS FUND

                            [THE OHIO COMPANY LOGO]

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